Exhibit 10.30

Execution Copy

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “First Amendment”) is made this 5th day of December, 2002, by and between Exelixis, Inc., a Delaware corporation (“Exelixis”), and SmithKlineBeecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline (“GSK”). Exelixis and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties”.

WHEREAS, Exelixis and GSK are parties to that certain Loan and Security Agreement dated October 28, 2002 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”)(all capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Loan Agreement); and

WHEREAS, Exelixis has requested that GSK allow Exelixis to use deposit account #3300366867 as a “pass through” account for securities account #888-02658 and to deem both accounts as the Deposit Account referred to and defined in the Loan Agreement and has entered into a certain Control Agreement dated November 13, 2002, by and among Exelixis, GSK and SVB Securities, and has further agreed to enter into an a control agreement for deposit account #3300366867 and securities account #886-02658 and to deem both control agreements as the Securities Account Control Agreement referred to in the Loan Agreement; and

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GSK and Exelixis agree as follows:

1.	As of the date of this First Amendment, deposit account #3300366867 shall be used as a “pass though” account for securities account #886-02658 and both accounts shall be deemed to be the Deposit Account referred to and defined in the Loan Agreement.

2.	As of the date of this First Amendment, the Parties shall enter into a control agreement for deposit account #3300366867 and securities account #886-02658 and shall deem both control agreements as the Securities Account Control Agreement referred to and defined in the Loan Agreement.

3.	As of the date of this First Amendment, Schedule 3.1.3. shall be deleted in its entirety and replaced with the Schedule 3.1.3 attached hereto and made a part hereof.

4.	The Exelixis ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Agreement.

5.	All other terms and conditions of the Loan Agreement and all other writings submitted Exelixis to GSK pursuant thereto, shall remain unchanged and in full force and effect.

This Amendment shall not constitute a waiver or modification of any of GSK’s rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, except as specifically set forth above, and GSK hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

This Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan and Security Agreement as a sealed instrument as of the date written above.

Exelixis, Inc.

By:	/s/ Glen Y. Sato
Name:	Glen Y. Sato
Title:	CFO & VP of Legal Affairs

SmithKline Beecham Corporation

By:	/s/ Donald F. Parman
Name:	Donald F. Parman
Title:	Vice President & Secretary

EXECUTION COPY

Schedule 3.1.3

DEPOSIT ACCOUNT

Bank:	SVB Securities
3003 Tasman Drive
Mail Sort HG250
Santa Clara, California 95054
Attn: Operations Manager
Telephone: 408-654-7256
Facsimile: 408-496-2407

Securities Account Number:	886-02658

Bank:	Silicon Valley Bank
Deposit Control Department
3003 Tasman Drive
Mail Sort HG225
Santa Clara, California 95054
Telephone: 408-654-5512/408-654-3039/408-654-3099
Facsimile: 408-654-6389

Demand Deposit Account Number:	3300366867

Wiring Instructions:	Route all domestic wire transfers via FEDWIRE to the following ABA number:

TO:	SIL VLY BK SJ
ROUTING & TRANSIT #:	121140399
FOR CREDIT OF:	Exelixis, Inc.
CREDIT ACCOUNT #:	3300366867
BY ORDER OF:	[NAME OF SENDER]

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